UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026
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Shopify Inc.
(Exact name of registrant as specified in its charter)
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Canada		001-37400	98-0486686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

151 O'Connor Street, Ground Floor			85 10th Ave, Suite 800
Ottawa,	Ontario		New York,	New York
Canada	K2P 2L8		USA	10011
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (613) 241-2828 x 1045

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading	Name of each exchange on which registered
Class A Subordinate Voting Shares	SHOP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On February 11, 2026, Shopify Inc. (the "Company") issued a press release announcing its financial results for the quarter and full year ended December 31, 2025, as well as a share repurchase program. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure.

On February 11, 2026, the Company also announced that its Board of Directors authorized the Company to repurchase up to US$2.0 billion of its Class A subordinate voting shares ("Class A Subordinate Voting Shares"), provided that the number of Class A Subordinate Voting Shares repurchased does not exceed 5% of the Company's issued and outstanding Class A Subordinate Voting Shares. The repurchase program will go into effect on February 17, 2026 and does not have a fixed expiration. The actual timing, number and value of Class A Subordinate Voting Shares repurchased will depend on a variety of factors, including price, general business and market conditions, applicable legal requirements and alternative investment opportunities. The repurchase program may be effected through open market purchases on the Nasdaq, privately negotiated transactions, including block trades, or other means, in compliance with applicable Canadian and United States securities laws, including Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and including through Rule 10b5-1 trading plans. Additional information related to the repurchase program is included in the press release, a copy of which is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of financial results issued by Shopify Inc. on February 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPIFY INC.

Date: February 11, 2026
	By:	/s/ Michael L. Johnson
Name: Michael L. Johnson
Title: Corporate Secretary